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                                                                    EXHIBIT 10.5

                 THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

      THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Amendment") dated as of September 23, 2004, is entered into among WESCO RECEIVABLES CORP. (the "Seller"), WESCO DISTRIBUTION, INC. (the "Servicer"), the Purchasers (each, a "Purchaser") and Purchaser Agents (each, a "Purchaser Agent") party hereto, and WACHOVIA CAPITAL MARKETS, LLC (as successor to Wachovia Securities, Inc.), as Administrator (the "Administrator").

                                    RECITALS

      1. The Seller, Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Second Amended and Restated Receivables Purchase Agreement dated as of September 2, 2003 (as amended through the date hereof, the "Agreement"); and

      2. The parties hereto desire to amend the Agreement as hereinafter set forth.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

      2. Amendments to Agreement. The Agreement is hereby amended as follows:

            2.1 The Scheduled Commitment Termination Date with respect to Fifth Third Bank, as a Related Committed Purchaser, as set forth on Fifth Third Bank's signature page to the Agreement, is hereby amended by deleting the date "August 29, 2006" therein and substituting the date "August 29, 2007" therefor.

            2.2 The Scheduled Commitment Termination Date with respect to General Electric Capital Corporation, as a Related Committed Purchaser, as set forth on General Electric Capital Corporation's signature page to the Agreement, is hereby amended by deleting the date "August 29, 2006" therein and substituting the date "August 29, 2007" therefor.

            2.3 Clause (i)(iii) of Section 2 of Exhibit IV to the Agreement is hereby amended and restated in its entirety as follows:

                  (iii) as to the Servicer only, as soon as available and in any event not later than the twentieth day after the last day of each calendar month or if such day is not a Business Day, the next Business Day, an Information

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            Package as of the last day of such month or, within 10 Business Days of a request by the Administrator or any Purchaser Agent, an Information Package for such periods as is specified by the Administrator or such Purchaser Agent (including on a semi-monthly, weekly or daily basis); provided, however that if WESCO shall cease to have a rating of at least "B-" by Standard & Poor's on its corporate credit rating the Servicer shall (i) provide an Information Package on the first Business Day of each calendar week and (ii) provide such information as shall requested by the Administrator in its sole discretion regarding Collections to the Administrator on a daily basis;

      3. Representations and Warranties. The Seller and Servicer hereby represent and warrant to each of the parties hereto as follows:

            (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.

            (b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

      4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "this Agreement", "hereof", "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

      5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion.

      6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

      7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

      8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                         WESCO RECEIVABLES CORP.

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                         WESCO DISTRIBUTION, INC., as Servicer

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

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                                         WACHOVIA CAPITAL MARKETS, LLC,
                                         as Administrator

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

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                                         MARKET STREET FUNDING CORPORATION,
                                         as a Conduit Purchaser

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                         PNC BANK, NATIONAL ASSOCIATION,
                                         as Purchaser Agent for Market Street
                                         Funding Corporation

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

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                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION, as a Conduit Purchaser

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION, as Purchaser Agent for
                                         General Electric Capital Corporation

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

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                                         BLUE RIDGE ASSET FUNDING
                                         CORPORATION, as a Conduit Purchaser

                                         By:  Wachovia Capital Markets, LLC
                                              as Attorney in Fact

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                         WACHOVIA BANK, NATIONAL
                                         ASSOCIATION, as Purchaser Agent for
                                         Blue Ridge Asset Funding Corporation

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

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                                         FIFTH THIRD BANK, as a Conduit
                                         Purchaser

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

                                         FIFTH THIRD BANK,
                                         as Purchaser Agent for Fifth Third Bank

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

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                                         THE RELATED COMMITTED PURCHASERS:

                                         PNC BANK, NATIONAL ASSOCIATION,
                                         as a Related Committed Purchaser for
                                         Market Street Funding Corporation

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

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                                         FIFTH THIRD BANK, as a Related
                                         Committed Purchaser for Fifth Third
                                         Bank

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

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                                         GENERAL ELECTRIC CAPITAL
                                         CORPORATION, as a Related Committed
                                         Purchaser for General Electric Capital
                                         Corporation

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

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                                         WACHOVIA BANK, NATIONAL
                                         ASSOCIATION, as Related Committed
                                         Purchaser for Blue Ridge Asset Funding
                                         Corporation

                                         By:    _______________________________
                                         Name:  _______________________________
                                         Title: _______________________________

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